SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                         Date of Report: March 24, 2006
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                        (Date of earliest event reported)

                  Zond Windsystem Partners, Ltd., Series 85-C,
                        a California Limited Partnership
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            California          000-51511         77-0081345
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        (State or Other         (Commission       (IRS Employer
 Jurisdiction of Incorporation) File Number)       Identification No.)

               1221 Lamar Street, Suite 1600, Houston, Texas 77010
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                    (Address of Principal Executive Offices)

                                 (713) 853-0530
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.
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Extension of Management Agreement.
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      On March 24, 2006, Zond Windsystem Partners, Ltd. Series 85-C (the
"Partnership") and Enron Wind Systems, LLC ("EWS") entered into the Second Amendment to Windsystem Management Agreement, dated as of March 24, 2006 (the "Management Agreement Amendment") which amends the Windsystem Management Agreement dated as of November 4, 1985, as amended (the "Management Agreement"). Pursuant to the Management Agreement, EWS manages the wind turbine electric power generating facility owned by the Partnership. The Management Agreement Amendment extended the termination date of the Management Agreement from March 31, 2006 to June 30, 2006, subject to earlier termination by either party upon ten days prior written notice.

      A copy of the Management Agreement Amendment is attached hereto as
Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

(c) Exhibits.

10.1 Second Amendment to Windsystem Management Agreement, dated as of March 24, 2006, between the Partnership and Enron Wind Systems, LLC.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                Zond Windsystem Partners, Ltd. Series 85-C,
                                a California Limited Partnership
                                By:  Zond Windsystems Management V LLC,
                                     General Partner

Date: March 30, 2006            By:  /s/ Jesse E. Neyman
                                     -------------------

                                Name:   Jesse E. Neyman
                                Title:  President and Chief Executive Officer



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                                 Exhibit Index
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Exhibit    Description
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10.1       Second Amendment to Windsystem Management Agreement, dated as of
           March 24, 2006, between the Partnership and Enron Wind Systems, LLC.








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